Exhibit 99.2

Project Endurance: Investor Presentation June 2026

Disclaimer About this Presentation This confidential presentation (together with oral statements made in connection herewith, this "Presentation") is provided for informational purposes only and has been prepared exclusively for the benefit and internal use of the party to whom it is directly addressed and delivered to assist interested parties in a proposed private placement in making their own evaluation with respect to a potential business combination (the "Proposed Transaction") between Elroy Air, Inc. and/or its subsidiaries and affiliates ("Elroy Air") and a special purpose acquisition company (the "SPAC") that will be controlled by Inflection Point Asset Management or its affiliates ("Inflection Point"). Any further distribution or reproduction of this Presentation, in whole or in part, or the divulgence of any of its contents, is unauthorized. By accepting the Presentation, each recipient agrees to maintain the confidentiality of the information contained herein, to use any such information in accordance with its compliance policies, contractual obligations and applicable law, including federal and state securities laws, to use this Presentation for the sole purpose of evaluating a potential financing and that it will not distribute, reproduce, disclose or use such information for any purpose other than the purpose of participating in a potential financing. This Presentation does not constitute investment, tax or legal advice. You should consult your own advisors concerning any legal, financial, tax or other considerations concerning the opportunity described herein, and, by accepting this Presentation, you confirm that you are not relying solely upon the information contained herein to make any investment decision. No representation, express or implied, is or will be given by Elroy Air, the SPAC or their respective affiliates and advisors as to the accuracy, completeness or reliability of the information contained herein, or any other written or oral information made available in the course of an evaluation of a potential financing. To the fullest extent permitted by law, in no circumstances will Elroy Air, the SPAC or any of their respective equity holders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it or on opinions communicated in relation thereto or otherwise arising in connection therewith. If the Proposed Transaction is pursued, Elroy Air and the SPAC will be required to file a registration statement (which will include a proxy statement/prospectus of Elroy Air and the SPAC) and other relevant documents with the Securities and Exchange Commission (the "SEC"), to be used at the meeting of shareholders to approve the Proposed Transaction and as the prospectus related to the offer of the securities to be issued by the combined company in connection with the Proposed Transaction and, after the registration statement is declared effective, the SPAC will mail a definitive proxy statement/prospectus relating to the Proposed Transaction to its shareholders. Shareholders and other interested persons are urged to read the proxy statement/prospectus and any other relevant documents filed with the SEC in their entirety when they become available because they will contain important information about Elroy Air, the SPAC and the Proposed Transaction. Such registration statement may modify and supersede in its entirety any information in this presentation, which is preliminary. Shareholders will be able to obtain a free copy of the proxy statement/prospectus (when filed), as well as other filings containing information about Elroy Air, the SPAC and the Proposed Transaction at the SEC's website located at www.sec.gov. Participants in the Solicitation The SPAC, Inflection Point, and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed participants in the solicitation of proxies of the SPAC's shareholders in connection with the Proposed Transaction. A list of the names of such directors and executive officers and information regarding their interests in the Proposed Transaction will be included in the registration statement to be filed in connection with the Proposed Transaction when available. Elroy Air, and its directors, executive officers, other members of management, and employees, under SEC rules, may be deemed participants in the solicitation of proxies of Inflection Point's shareholders in connection with the Proposed Transaction. A list of the names of such directors and executive officers and information regarding their interests in the Proposed Transaction will be included in the registration statement to be filed in connection with the Proposed Transaction when available. 2

Disclaimer (Cont'd) No Offer or Solicitation This Presentation relates to the potential financing of a portion of the Proposed Transaction through a private placement. This presentation shall not constitute a "solicitation" as defined in Section 14 of the Securities Exchange Act of 1934 , as amended (the "Exchange Act"). This Presentation does not constitute an offer to buy or sell any securities, investments or other specific products, or a solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the Proposed Transaction, nor shall there be any sale of securities, investments or other specific products in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Any offering of securities (the "Securities") will not be registered under the Securities Act of 1933 , as amended (the "Securities Act"), and will be offered as a private placement (A) inside the United States to a limited number of "accredited investors" as defined in Rule 501 under the Securities Act or qualified institutional buyers (as defined in Rule 144 of the Securities Act) and (B) outside the United States in accordance with Regulation S under the Securities Act. Accordingly, the Securities must continue to be held unless a subsequent disposition is exempt from the registration requirements of the Securities Act. Investors should consult with their own counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act. The transfer of the Securities may also be subject to conditions set forth in an agreement under which they are to be issued. Investors should be aware that they might be required to bear the financial risk of their investment for an indefinite period of time. Neither Elroy Air nor Inflection Point is making an offer of the Securities in any state where the offer is not permitted. Forward-Looking Statements This Presentation contains certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, including statements regarding Elroy Air's and its management team's expectations, hopes, beliefs, intentions or strategies regarding the future. The words "anticipate", "believe", "continue", "could", "estimate", "expect", "intends", "may", "might", "plan", "possible", "potential", "predict", "project", "should", "would" and similar expressions may identify forward looking statements, but the absence of these words does not mean that a statement is not forward looking . The forward-looking statements contained herein are based on Elroy Air's and Inflection Point's current expectations and beliefs concerning future developments and their potential effects on Elroy Air, the SPAC or any successor entity of the Proposed Transaction. There can be no assurance that the future developments affecting Elroy Air or any successor entity of the Proposed Transaction will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of Elroy Air and Inflection Point) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors that will be described under the heading "Risk Factors" in a registration statement that will be filed by the SPAC with the SEC in connection with the Proposed Transaction. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The information contained in this Presentation is provided as of the date hereof and may change. Except as required by law, Elroy Air and Inflection Point do not undertake any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise. Further, the information contained herein is preliminary, is provided for discussion purposes only, is only a summary of key information, is not complete and is subject to change without notice. Use of Estimates This Presentation contains estimated indications of demand and opportunity for future revenue and margins. These estimates constitute forward-looking information, are for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions underlying such estimates are inherently uncertain and are subject to a wide variety of significant, business, economic, competitive, regulatory and other risks and uncertainties. See "Forward-Looking Statements" above. Actual results may differ materially from any results contemplated by such estimates, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected will be achieved. Intellectual Property All rights to the trademarks, copyrights, logos and other intellectual property listed herein belong to their respective owners and Elroy Air's use thereof does not imply an affiliation with, or endorsement by the owners of such trademarks, copyrights, logos and other intellectual property. Solely for convenience, trademarks and trade names referred to in this Presentation may appear with the ® or TM symbols, but such references are not intended to indicate, in any way, that such names and logos are trademarks or registered trademarks of Elroy Air. Industry and Market Data This Presentation relies on and refers to certain information and statistics based on Elroy Air's management's estimates, and/or obtained from third-party sources which it believes to be reliable. These estimates involve a number of assumptions and limitations and recipients are cautioned not to give undue weight on such estimates. Elroy Air has not independently verified the accuracy or completeness of any such third-party information and does not take any responsibility with the accuracy or completeness of such information. 3

Today's Presenters Andrew Clare, Ph.D. CEO, Board Member Dave Merrill, Ph.D. Founder, Executive Chairman of Board • Previously led deployments of AI-driven autonomous vehicles as CTO at Nuro and spearheaded the Model X program at Tesla • B.S., M.S., Ph.D. from Massachusetts Institute of Technology in Aeronautics and Astronautics • Previously VP of Enabling Technology at 3D Robotics after their acquisition of Sifteo – a connected hardware company that Dave built during his Ph.D. • B.S., M.S. from Stanford University in Computer Science; S.M., Ph.D. from Massachusetts Institute of Technology • Founder and Managing Partner of Inflection Point Asset Management, and has led or is leading six public listings across Inflection Point's portfolio of strategically important assets in the aerospace & defense, critical minerals, and technology industries • Has led $5B+ of capital raises and overseen billions of strategic M&A to catalyze growth across the portfolio and build leading multi-billion-dollar companies • Serves as Director of Intuitive Machines (LUNR), Lead Director of Merlin Labs (MRLN), and Chairman of USA Rare Earth (USAR) • Founder and Partner of Inflection Point Asset Management, serving as an integral role in Inflection Point's mergers with Intuitive Machines, USA Rare Earth, and Merlin Labs • Serves as Capital Markets Advisor to Intuitive Machines (LUNR) and Board Advisor to USA Rare Earth (USAR) • Began career in BofA Equity Capital Markets across Tech and Industrials, and Equity Solutions including SPACs Michael Blitzer Chairman Kevin Shannon CEO 4

Elroy Air to Go Public in Partnership with Inflection Point 1. See page 19 for pipeline details. Inflection Point's unique competitive advantage: – Seasoned team with decades of combined public and private investing, M&A and capital markets structuring, and public company board experience – Demonstrated track record of public market expertise, having raised $5B+ of capital across its first three companies – Focused on thesis-led, public-ready companies with an attractive return profile Inflection Point is led by an experienced management team that has announced 5 transactions with other SPACs. With a committed anchor order in the prefunded tranche of the PIPE and a distinguished management team, Inflection Point is purpose-built to take high-growth critical infrastructure and strategic national assets public Aligned, long-term sponsor mindset focused on delivering durable public company value well beyond the transaction Hands-on partner active in board-level value creation across all previous deals Credible public market narrative reinforced by disciplined investor communication to support sustained engagement Highly credentialed team with 3× MIT PhDs and senior defense advisors providing deep technical and market expertise Purpose-built hybrid-electric platform delivering a simple, modular, long-range cargo solution Industry leadership with flight- proven aircraft and demand pipeline(1) Inflection Point and Elroy Air Partnership 5

Inflection Point Investment Rationale: Selecting Elroy Air

A standout team and flight-proven autonomous drone platform poised to disrupt a market at inflection, planning for scale

INFLECTION POINT + ELROY AIR

Category Leadership

- Elroy Air operates in the **middle-mile[1] logistics** segment, a critical and underserved market where few credible autonomous cargo competitors exist
- Demand signals across defense and commercial customers affirm Elroy Air's **early lead** in long-range autonomous cargo operations
- Elroy Air is the **first company** to fly a turboshaft-hybrid-electric aircraft and is flight-proven

Proven Team and Mission

- We chose Elroy Air because its leadership team – powered by **MIT– and Stanford–** pedigreed executives – demonstrates rare technical discipline and execution maturity
- Their mission is intentionally focused: leverage **autonomous flight** to materially improve logistics speed, safety, and operational efficiency
- Elroy Air's pioneering **hybrid-electric architecture** offers long-range[2] operations and fast turnaround without charging infrastructure, essential for meeting customer needs

Capital to Accelerate Production

- Elroy Air will deploy capital to **accelerate production** timelines and bring operational aircraft to **market**
- Our **committed anchor order in the prefunded tranche of the PIPE** is structured to advance manufacturing readiness, progress regulatory approval efforts, secure supply chain depth, and expand delivery capacity
- The goal of this funding is to position Elroy Air to be able to **meet rising commercial and defense demand**

1. Middle mile refers to transport from manufacturing or transit hubs / ports to regional warehouses and distribution centers. 2. Long-range refers to distances in excess of 200 miles range.

6

ELROY AIR

Defense Commercial Rapid Response Elroy Air enables autonomous delivery of critical cargo for defense, commercial, and rapid response 7

Elroy Air is Poised to Disrupt Defense, Commercial, and Rapid Response Logistics

ELROY AIR

~$420B Global TAM[(1)(2)]	*Cargo logistics across defense, commercial, and rapid response markets represent a high-demand, substantial market opportunity for flexible autonomous solutions*
Strong Technology Moat	*Autonomy software enables flight with no pilot onboard and unattended cargo drop, patented hybrid-electric powertrain delivers reliability of electric propulsion with the range and convenience of fuel*
Pipeline[(3)]	*Product-market fit validated by U.S. Army and Japanese Army testing and a commercial pipeline[(3)] of 1,410 units from customers such as Bristow, FedEx, and Barq*
Multi-Faceted Approach to Regulatory Approvals[(4)]	*Military and disaster-response missions use specialized non-FAA protocols while autonomous rural and overwater cargo flights follow FAA pathways*
Capital Efficient Operating Model	*Kratos manufacturing partnership enables scalable and high-quality production that is highly capital efficient*
High Margin Revenue Model	*Attractive OEM margins complement recurring revenue software platform and versatile, mission-configurable pods*

1. Business Research Insights, Fortune Business Insights, Future Market Insights, Global Market Insights, Markets & Markets, Mordor Intelligence, Research & Markets. 2. $300B of this TAM is currently addressable, while $120B may require new Elroy Air vehicles and/or pod developments to serve additional markets. 3. See page 19 for pipeline details. 4. Under U.S. federal drone policy, FAA type certification of the drone is not a prerequisite to starting commercial operations in the U.S. FAA approvals are required, however approval timelines are generally shorter than the FAA certification timelines faced by other Advanced Air Mobility companies that expect to transport passengers. International and defense operations are generally not subject to FAA jurisdiction and may also support near-term business opportunities. Depending on the location and nature of operations, international and defense operations may be subject to regulatory approval by foreign civil aviation or defense authorities.

8

ELROY AIR

Elroy Air at a Glance Company Overview Founded in 2016 Headquartered in Byron, California $100M+ Total Capital Raised Autonomous Flight System Hybrid-Electric Powertrain ~220 Years of Cumulative Experience across Defense Advisory Board Executing on Multiple Defense Contracts across U.S. and Allied Forces 9 Key Partners Key Investors USSOCOM Japan Army

A Decade in the Making: Engineering the Solution for Our Customers

2016
Elroy Air is founded



2017
Recruited early team that designed, built, and operated earliest software builds and electric propulsion testing

2018
Invited to Joint Interagency Field Experimentation ("JIFX") events to flight-test subscale Chaparral aircraft

2019
Started working with U.S. Air Force under a Phase II SBIR contract



2019
Successfully completed first test flight of first full-scale prototype of large unmanned VTOL cargo aircraft



2020
Development of hybrid-electric powertrain began with series of turboshaft engine runs

2020
Joined the U.S. Air Force Agility Prime program and started a Phase III SBIR contract



2021
Began integration of carbon-composite C1-1 airframe



2022
Chaparral C1-1 unveiled to public, coverage by Aviation Week and others

2022
Signed Pilot Agreement for joint work including flight testing with FedEx and evaluating usage of systems[1]

2022
Signed Memorandum of Understanding with deposits[2] with Bristow



2022
Completed integration of all major systems into first Chaparral C1 vehicle



2023
Made history with full-scale C1-1 as the first flight of turbogenerator hybrid aircraft[3]

2023
Started new SBIR Phase II Contract with U.S. Air Force

2023
Awarded Phase I Contract with U.S. Army



2024
Executed 5 successful flights for U.S. Marine Corps at Yuma Proving Ground[4]

2024
Awarded Phase II SBIR contract with U.S. Army



2025
Transition of full-scale Chaparral C1-1 aircraft from vertical takeoff to wingborne flight[5]

2025
Kratos signed as the exclusive manufacturer of Chaparral for U.S. markets



2025
Flew first A-to-B cargo delivery with full-scale Chaparral C1-1 aircraft[6]



2026
Barq Group signed initial agreement with Elroy Air to set up $200M joint venture for Chaparral manufacturing and services in Abu Dhabi

1. Pilot agreement to jointly test Chaparral aircraft, then for FedEx to evaluate Chaparral systems across its network. 2. These cash deposits were later converted into equity investment. 3. Partially-autonomous flight. 4. One flight was fully-autonomous end-to-end, others were partially-autonomous. 5. Takeoff, transition, cruise, de-transition were autonomous, while landing was pilot-assisted (partially-autonomous). 6. Fully-autonomous end-to-end.

10

ELROY AIR

Elroy Air Selected for the eVTOL Integration Pilot Program (“eIPP”)

eIPP Overview

- DOT-led pilot program to accelerate safe AAM[1] integration through real-world aircraft operations
- The program enables companies to begin commercial operations[2] in 2026
- Elroy Air was **1 of 8** projects selected to participate in this program, due to its mission-ready aircraft, deep local partnerships, collaboration with Bristow on high-priority use cases, and experienced team

Why Does the eIPP Matter for Elroy Air?

Federal Selection	Opportunity to define the federal standard for uncrewed heavy-payload logistics
Purpose Built for Cargo	Chosen as the only OEM with an autonomous, heavy-payload VTOL cargo drone
Gulf Coast Deployment	Accelerates Chaparral deployment in high-demand offshore and industrial markets across Louisiana, Texas, and Mississippi
Early Access	Ensures early participation and integration into the National Airspace System

Attractive Valuation Relative to Peers[3][4]


ELROY AIR
$800M
BETA TECHNOLOGIES
4.8x
$3,826M
ARCHER
5.8x
$4,604M
Joby
11.6x
$9,301M

Elroy Air's acceptance into the eIPP reinforces credibility within federal programs, streamlines regulatory pathways, and accelerates the path to monetization within the commercial sector

Source: Company filings, press releases. Market data as of 4/27/26. 1. “AAM” denotes Advanced Air Mobility. 2. “Commercial operations” refer to intended Phase 2 revenue-generating operations with Bristow under the eIPP, following a Phase 1 testing period, and confirmed as an available pathway by the FAA. 3. Equity values being shown are on a fully diluted basis as of 4/27/26. 4. Elroy Air equity value reflects $800M pre-money equity value as used in the LOI with Inflection Point.

11

ELROY AIR

1. FAA certification is not required for defense operations. 2. Under U.S. federal drone policy, FAA type certification of the drone is not a prerequisite to starting commercial operations in the U.S. FAA approvals are required, however approval timelines are generally shorter than the FAA certification timelines faced by other Advanced Air Mobility companies that expect to transport passengers. International and defense operations are generally not subject to FAA jurisdiction and may also support near-term business opportunities. Depending on the location and nature of operations, international and defense operations may be subject to regulatory approval by foreign civil aviation or defense authorities. Why Elroy Air is Different than Other Advanced Air Mobility Companies Our Demonstrated Solution Cargo, Other Non-Passenger Payloads 2+ Years of Successful Full-Scale Aircraft Test Flights, Comprehensive Flight Software Validation Tooling Hybrid-Electric Solves Range, Infrastructure Challenges Autonomous Flight Reduces Costs and Reduces Risk to Life Challenges We Don't Face Urban Mobility Passenger Air Taxi Depends on Changes in Consumer Behavior Early-Stage Aircraft Development Risk Battery-Electric Range Constraints Onboard Pilot Required Full Passenger-Carrying FAA Certification Hurdle to Start Business(1) Defense, International, and U.S. Drone Pathways to Launch Operations(2) 12

The Elroy Air Advantage Autonomous air cargo that delivers more flexibility, lower risk, and better economics than traditional transport Traditional Cargo Approaches Defense and Rapid Response Commercial Safety in Dangerous Environments Takeoff and Landing Site Flexibility H High Mission Cadence Cost Efficient Takeoff and Landing Site Flexibility H Faster than Ground Pilots / Crew 1:Many Autonomy 25+ Destinations Flexible Helipads Roads Runway Port Frequency Cost $ $$$ $ $$ $ Speed Operator Risk None High Medium Low Low Cost Efficient 13

Significant and Actionable Global TAM Opportunity Across Multiple Defense and Commercial Sectors and Additional Market Opportunities



Current Global TAM (2025):
~$420B(1)
($ in B)
Segment Growth
Offshore Oil & Gas Transport(2)
TAM: $21B
'26E-'34E CAGR: 8%
Middle Mile Express Shipping(2)
TAM: $97B
'24E-'32E CAGR: 7%
Defense Logistics
TAM: $174B
'25A-'33E CAGR: 6%
Rapid Response Disaster Relief Logistics
TAM: $8B
'25E-'35E CAGR: 6%
Infrastructure Monitoring(3)
TAM: $9B
'26E-'31E CAGR: 10%
Organ Transport Services
TAM: $3B
'25E-'29E CAGR: 9%
Mission-Focused UAVs
TAM: $16B
'25E -'30E CAGR: 8%
Commercial Air Cargo(3)
TAM: $93B
'26E-'35E CAGR: 4%
Elroy Air Focus Today (~$300B)
New Markets of Opportunity(4) (~$120B)

Source: Business Research Insights, Fortune Business Insights, Future Market Insights, Global Market Insights, Markets & Markets, Mordor Intelligence, Research & Markets. 1. $300B of this TAM is currently addressable, while $120B may require new Elroy Air vehicles and/or pod developments to serve additional markets. Note: Bubbles size denotes relative market size today. Growth outlook determined based on reported forward looking CAGR in accordance with named sources. Bubbles reflect 2025 TAM unless noted: 2. 2023A. 3. 2026E. 4. May require new Elroy Air vehicles and/or pod developments to serve these markets.

14

ELROY AIR

Software and System Design Create Significant Technology Moat 1. Refers to a software feature. 2. "DEP" refers to Distributed Electric Propulsion. Hybrid-Electric Aircraft Benefits: ✓Rapid refueling – for high tempo operations ✓No charging infrastructure required ✓Longer ranges vs battery-electric vehicles Autonomous Software: ✓Autonomous flight enables true 1:Many(1) ops ✓Cloud simulation able to test every software release ✓Custom controls enable safe, redundant DEP(1) ✓Low-complexity design reduces maintenance Elroy Air has filed 18 patents – a significant portfolio of technologies spanning hybrid-electric propulsion, smart autonomous cargo- handling, and advanced payload interfaces – along with copyrighted works and trade secrets 15

Our Proprietary Autonomous Software Stack is Highly Competitive



#	Feature	Description
1	**Autonomy for 1:Many Operations[(1)]**	*Autonomy stack shifts pilots into supervisory roles, enabling a single operator to oversee many aircraft using automated health monitoring and management-by-exception alerts*
2	**Advanced Vehicle Control System[(1)]**	*Software control laws manage the transition from VTOL to forward flight, safely coordinating 12 motors, control surfaces, and hybrid-electric powertrain in real time*
3	**Real-Time Avionics Validation[(2)]**	*HIL[(3)] system connects real flight computers to Digital Twin for realistic simulation and validation of in-flight messaging, latencies and interactions between vehicle systems*
4	**Open Software Interface[(1)]**	*Open-standard interface support – MOSA, STANAG 4586, and MAVLink – enable interoperable command-and-control and integration across defense and commercial environments*
5	**Hybrid-Electric Power Management[(1)]**	*Custom software manages power distribution and thermal behavior of the turbogenerator – battery system under extreme conditions, providing necessary power and protecting hardware*
6	**Edge Case and Failure Injection[(2)]**	*Simulation enables safe testing of failures – such as sudden motor loss – to ensure autonomy logic detects issues and executes contingency maneuvers reliably*
7	**High-Fidelity Digital Twins[(2)]**	*Elroy Air uses SIL[(4)] and HIL[(3)] with a detailed digital twin of the Chaparral to validate complex flight profiles up to thousands of times before real-world flight testing*
8	**Safety-Driven Software Verification[(2)]**	*Thousands of virtual flight hours, tens of thousands of miles flown in simulation; thorough software verification in advance of pushing releases to vehicles*

1. Refers to features. 2. Refers to company's testing. 3. "HIL" refers to hardware-in-the-loop. 4. "SIL" refers to software-in-the-loop.

16

ELROY AIR

Customizable Payloads Unlock Sweeping Market Opportunities 1. "ISR" refers to Intelligence, Surveillance and Reconnaissance. ISR(1) Canoe Pallet Expanded Capacity Supplies Cargo and Fuel Sensors and Payload Cargo Airdrop Droppable 50kW of Power Available Reconfigurable in Minutes Licensing Revenues Tracking Beacons Stackable (4 High) Defense Commercial Rapid Response 17

Flexibility for Different Mission Sets Note: Reflects targeted range and payload for expected use cases. Standard carrying capacity can allow for all of the illustrative use cases shown. 18 2.28ft (0.694m) Resupply for U.S. Army 500 lbs / 100 mi Heavier Load, Shorter Range Boxes 300 lbs / 300 mi Medium Load, Medium Range Repair Parts for Oil Rig 100 lbs / 400 mi Lighter Load, Longer Range Modular Pods Configurable to Various Missions Standard Carrying Capacity of 31ft3 More Payload More Range Standardized Interface to Unleash Development Partners

Significant Indication of Demand and Opportunity



Commercial Customers	Defense Partners
FedEx +4 Other Operators; BARQ; Bristow; SLI	U.S. Army; Marines; USSOCOM; U.S. Air Force; Japan Army
$4.9B+ Revenue Opportunity[1] 1,400+ Unit Pipeline[2]	$3.5B+ of Visible and Identified Contracts of Opportunity 1,000+ Potential Unit Demand[3]

Total Commercial Unit Pipeline[2] by Commitment Type

Type	Units	Description of Commitment
LOI	1,150	Broader agreements that signal intent and attempt to align on high-level terms and conditions to be further determined in future Aircraft Purchase Agreements
MOU	160	
MPA	100	Advanced agreements that establish a detailed framework for future aircraft purchases, in order for future Aircraft Purchase Agreements to inherit majorly defined terms and conditions
Total	**1,410**	**All Demand Reflected In Signed Customer Engagements**

Customer Opportunity Unlocked by Defense, International, and Drone Regulatory Pathways

1. Calculated based on averaged selling price expectation of $3.5 million per aircraft. 2. We have entered into agreements for 1,410 units, which remain conditional upon: (i) obtaining regulatory approvals for the intended geography and usage profile; (ii) successful completion of trial or pilot deployments; and (iii) reaching definitive agreement on material commercial terms, including aircraft specifications, warranties, performance guarantees, delivery periods, pricing, and territorial restrictions. The counterparties' obligations to consummate orders will arise only after all material terms are agreed. There is no assurance we will execute definitive agreements in a timely manner or at all. 3. The 1,000+ unit potential demand figure reflects management's current expectations based on discussions with potential defense customers, public statements and reports, and internal estimates. This figure does not represent binding orders, contractual commitments, or pipeline. This estimate is subject to risks including government procurement timing, budget appropriations, competitive factors, and regulatory approvals. Investors should not place undue reliance on this estimate.

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ELROY AIR

Elroy Air Will Transform Contested Logistics for Defense

U.S. Department of War

The **Undersecretary of War** for Research and Engineering unveiled **six Critical Technology Areas**[1]

1. **Applied Artificial Intelligence**
2. **Biomanufacturing**
3. **Contested Logistics Technologies**
4. **Quantum and Battlefield Information Dominance**
5. **Scaled Directed Energy**
6. **Scaled Hypersonics**

ELROY AIR

Why Elroy Air is THE Solution for Contested Defense Logistics

- ✓ **Benefits from Domestic Regulations as a Result of Being Headquartered in the U.S.**
- ✓ **Rapidly Deployable with Modular and MOSA-Compatible Technology**
- ✓ **Reduced Risk to Warfighter with Autonomous Operations**
- ✓ **Low Relative Cost to Existing Solutions**



"Elroy Air's Chaparral hybrid-electric VTOL platform is well-positioned to **transform the DoW's contested logistics capabilities.**"

- Rear Adm. Lorin Selby (ret.), Former Chief of Naval Research Elroy Air Defense Advisory Board Member



"Elroy Air provides unique, unmanned, autonomous, low-cost and innovative technology that can **provide our military a critical capability.**"

- General Richard Clarke (ret.), Former Commander, USSOCOM Elroy Air Defense Advisory Board Member

Source: 1. U.S. Department of War. https://www.cto.mil/cta/.

20

ELROY AIR

Why Now: Defense and Commercial Tailwinds Accelerate Adoption The American Drone Dominance Executive Order clarified the Administration's intent to promote U.S. global leadership in drone technology 1. U.S.-based company qualifies. Policy shifts favor American-made drones DoW accelerating scaled autonomy buys Volume demand signals strengthening FAA expected to ease pathway for opening up long- range drone operations Infrastructure-light logistics gaining urgency Cost and speed need driving autonomy adoption Defense Tailwinds Commercial Tailwinds 21 ✓Preferred for "trusted" (1) buys ✓Faster path to scale ✓Growing serviceable market ✓Demand for commercial scaling What this means for

Elroy Air Targets a Multitude of Current and Future Commercial and Public Use Cases(1) Note: Images depict simulated flight. Offshore Oil & Gas Support Middle Mile Logistics Disaster Recovery Public Safety Remote Infrastructure & Construction Healthcare & Medical Transport 22

Illustrative Commercial Case Studies in Focus

Middle Mile Logistics with FedEx

"We are always looking toward new technologies to help enhance the logistics industry…**we look forward to continued testing and learning throughout our collaboration with Elroy Air.**"

– Joe Stephens, SVP, FedEx



Idaho Falls, ID (airport)
~100 miles / 3.0 hrs
Afton, WY (service area)
~190 miles / 2.5 hrs
~150 miles / 1.5 hrs
Salt Lake City, UT (airport)

Legend: Elroy Air Flightpath; Status Quo Route; Key Transit Point

- ✓ Extends FedEx's express shipping reach beyond existing airport infrastructure
- ✓ Improves service reliability in remote or difficult-to-operate areas
- ✓ Reduces route by ~140 miles
- ✓ Requires just ~30% of existing travel time, enabling rapid use cadence

Offshore Oil & Gas Support with Bristow

"The energy companies we work with are eager to use Chaparral - **95% of their cargo fits in Chaparral's pods, at a 10x lower cost than offshore helicopters to acquire and operate.**"

– David Stepanek, EVP, The Bristow Group



$ / hr: ~$7,000(1)
$ / mi: ~$50(1)

- ✓ Requires no pilot, no crew rotations, no overnight accommodation
- ✓ Eliminates human exposure to adverse conditions
- ✓ Not reliant on traditional airport infrastructure
- ✓ 90% cheaper than offshore helicopter fleets

Note: Images depict simulated fight operations and illustrative flightpaths. 1. Represents S-92 helicopter.

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ELROY AIR

Chaparral's Range is Ideally Suited for Energy Sector Use Cases

Gulf Region: Dense Oil Rig Network


Waco
Winnfield
Brookhaven
Lufkin
Alexandria
Hattiesburg
College Station
Oakdale
Mobile
Gulfport
Abbeville
New Orleans
Houston
Rosenberg
Galliano
150 mi
300 mi

Solution

Chaparral can service **2,300+ Gulf of America** offshore production platforms.

North Sea: Expeditionary and Offshore Support



Solution

Chaparral can serve **North Sea** offshore assets within a ~311-mile radius.

Note: the blue dot represents an illustrative Elroy Air aircraft takeoff location. The blue and transparent circular overlays indicate the estimated maximum service radius achievable from that location based on targeted range and payload features of Chaparral.

Offshore Platforms   Active Pipelines

24

Speed, Cadence, and Landing Site Flexibility are Ideal for Rapid Response


ROAD
CLOSED

VTOL Capability Enables Operations without Infrastructure

- Vertical takeoff and landing allows for launch and recovery without runways, enabling rapid access to disaster zones

Rapid Deployment and Long-range Reach

- Hybrid-electric powerplant enables long-distance, payload-carrying missions without requiring charging infrastructure often lacking in remote areas

Autonomy that Scales Fast

- 1:Many supervisory control lets a small team manage a large fleet, enabling rapid surge capacity during emergencies

Designed to Operate in Hazardous Conditions

- Uncrewed operations allow entry into areas unsafe for manned aircraft while keeping responders out of harm's way

Not Dependent on FAA Passenger-Carrying Approvals[1]

- Uncrewed operations for rapid-response missions under UAV regulations, not regulations for human-carrying aircraft

Note: Image depicts simulated flight. 1. U.S. federal drone policy generally permits shorter approval timelines than operations subject to full FAA certification. International and defense pathways may also support near-term business opportunities.

25

ELROY AIR

Manufacturing Partners Provide Operational Leverage

Press Release September 23, 2025

Kratos to be Exclusive U.S. Manufacturer for the Elroy Air Chaparral VTOL Cargo Drone

- Proven defense contractor manufacturing ensures U.S. production scales with minimal capex
- Incremental cost-per-unit structure keeps manufacturing largely variable
- Pre-production units scheduled and production scheduled based on deep assessment of Elroy Air's systems
- Kratos is establishing an initial manufacturing capacity of 1 unit per ~1 week; robust production capacity in place to handle all anticipated near-term demand
- Elroy Air's economic model for Chaparral is built on Kratos' proven philosophy of affordable, scalable manufacturing(1)

Press Release

Barq Group Signs Initial Agreement with Elroy Air to Set Up $200M Joint Venture for Chaparral Manufacturing and Services in Abu Dhabi

Published: January 8, 2026

- Partner-led JV establishes manufacturing and services footprints in the UAE
- Partner-funded manufacturing infrastructure supports scale while Elroy Air monetizes aftermarket sales opportunities
- Illustrative path to expand capacity internationally
- Initial UAE flight operations using U.S.-built aircraft, followed by the start of local production in Abu Dhabi

Lower Execution Risk | **Strong Unit Economics** | **Multi-Region Capacity** | **Faster Production Ramp(2)**

1. Kratos's track record of lean, high-volume production is well-documented in their public filings, with Unmanned Systems division LTM gross margins of ~17%. 2. Faster ramp to production as compared to developing own facilities.

26

ELROY AIR

Building on a 10-year Foundation: Clear, Practical Path to Scaled Operations Note: Production roadmap and certification roadmap illustrative and latest perspective as of February 2026. 1. Not built-to-type certification. 2. "eIPP" refers to eVTOL Integration Pilot Program. 3. Program selection pending; submissions may not be chosen. 4. "BVLOS" refers to Beyond Visual Line of Sight. ✓ 9+ years of design, software, simulation, and control systems development and validation ✓ 5+ generations of subscale and full-scale aircraft configurations ✓ 2020: Hybrid-electric system development started; since validated by 5+ years of total testing and 2+ years of flight testing ✓ 2021: First full-scale Chaparral airframe built ✓ 2022: Full-scale system integration(1) and ground testing completed ✓ 2023: Inaugural Chaparral hover flight ✓ 2024: Hover testing campaign and flight envelope expansion ✓ 2025: Transition flights; first autonomous point-to-point, long- range delivery mission Production Roadmap Regulatory Approval Roadmap Productionize Existing Aircraft Lock in Production Supply Chain Build Pre- Production Aircraft Durability Testing Production Ramp Commercial and Defense Deliveries Defense Airworthiness Work Already Underway: Streamlined Process for Uncrewed Drones Elroy Air Submitted and Pending Selection as Part of 4 eIPP(2) Submissions(3) Drone Exemptions / Waivers for Commercial BVLOS(4) Flights in Defined Corridors Scale Corridors Under Drone Exemptions / Waivers Across the U.S. Approval for Widescale Operations 27

Elroy Air Delivers Attractive Customer Proposition 28 Illustrative companies Powertrain Battery- Electric Turboshaft-Hybrid- Electric Various Approaches Electric Autonomous Flight ✓ ✓ ✓ ✘ Optimized for Cargo ✓ ✓ ✓ ✘ Middle-Mile Specs ✘ ✓ ✓ ✘ Autonomous Cargo Dropoff ✓ ✓ ✘ ✘ Platform Maturity ✓ ✓ ✘ ✓ Last-Mile Drones Heavy Cargo VTOL Drones Electric Air Taxi

Multi-Pronged Business Model Anticipates Ongoing Revenue after Initial Sale Recurring revenue beyond initial aircraft sales 1. Ranges are Illustrative and based on margins of mature companies derived from such companies' SEC filings with LTM data as of 3/16/2026. Benchmark companies include companies in the Defense industry (GE Aerospace, Lockheed Martin, L3Harris Technologies, Northrop Grumman, General Dynamics, AeroVironment, and Kratos), companies in the Aftermarket/MRO industry (TransDigm, HEICO, and AAR), and Software companies (Apple, Oracle, Axon and Samsara). 2. There can be no assurance that Elroy Air will achieve margins comparable to the companies referenced herein. See "Use of Estimates" on slide 3 and Risk Factors beginning on slide 36. 3. Illustrative OEM Margin ranges are estimated based on L3Harris Technologies, AeroVironment, Kratos, AAR, Apple, and Axon Product segment margin. 4. Illustrative Software and Service Margin ranges are estimated based on Apple, Oracle, and Axon only. Initial Sale Multiple Additional Revenue Streams Unlocked After Initial Sale 29 OEM Sales Parts and Accessories MRO Royalties Software Subscription Elroy Air delivers complete Chaparral aircraft to commercial and government operators, generating upfront revenue through platform sales while establishing long-term customer relationships Recurring revenue driven by mission-configurable payload pods, replacement components, and accessories required across fleet life cycles and diverse operational profiles Recurring royalty revenue from a growing global network of MRO service partners selling Elroy Air- approved parts across the installed base High-margin recurring revenue driven by autonomy software suite, delivering continuous performance enhancements via over-the- air software updates to consistently unlock new capabilities, fleet analytics, and improved efficiency Selected Third-Party Industry Margin Data (For Reference Only)(1)(2) 20% – 35% OEM Margin(3) 70% – 75% Software and Service Margin(4)

Illustrative Chaparral Revenue Opportunity

Estimate Per Unit Revenue Opportunity
($ in millions)

Average Selling Price	**$3.5M**
Aftermarket (Parts) Spend	$350K
Royalties Charged by Elroy Air (%) / Year	*10%*
Estimated Initial Deployment (Years)[1]	*10*
Aftermarket (Parts) Royalties	**$350K**
Number of Pods Sold / Aircraft	10
Average Selling Price - Pods	$25K
Accessories & Pods Revenue	**$250K**
% of Sale Price Spend on Recurring Licensing / Software[2]	10%
Estimated Initial Deployment (Years)[1]	10
Recurring Licensing / Software Fees ($M)	**$3.5M**
Single Aircraft Lifetime Revenue Opportunity	**$7.60M**

Initial Revenue Opportunity @ Purchase

Lifetime Revenue Opportunity >2x Value of Initial Purchase

Robust Pipeline[2] Presents Strong Revenue Opportunity

1,400+ Unit Pipeline[3]

Even Partial Conversion of Significant Pipeline[2] May Provide Potential $1B+ Revenue Opportunity



Note: Represents illustrative anticipated aircraft unit economics for commercial and defense operations. 1. Estimated initial deployment – lifecycle can be further extended through routine maintenance and upgrades. 2. Software is required to operate aircraft. 3. See page 19 for pipeline details.

30

Elroy Air Has the Right Team to Execute on This Mission 31 BuddyMichini, Ph.D. CTO Alvin Oswandy Strategic Finance Andrew Clare, Ph.D. CEO, Board Member DaveMerrill, Ph.D. Founder, Executive Chairman of Board Mark Rodrigo Federal BD 3x MIT Ph.D. in Leadership 4x Stanford M.S. in Core Team Experience in drones, aerospace engineering, autonomous drive tech, automotive, production scaling, scientific and real-time software, military

ELROY AIR

Deeply Connected and Experienced Advisory Board and Board of Directors

Defense Advisory Board

	**LTG H.R. McMaster (retired)**	• Former U.S. National Security Advisor and combat-proven strategist, renowned for leading decisive operations in Desert Storm, Iraq, and Afghanistan
	**LTG Mike Dana (retired)**	• 37-year United States Marine Corps veteran who served as Deputy Commandant for Installations & Logistics and spearheaded the Corps' adoption of unmanned logistics delivery and additive manufacturing
	**Ellen M. Lord**	• First-ever Under Secretary of Defense for Acquisition & Sustainment, and former CEO of Textron Systems, led DoD acquisition policy and oversight of hundreds of billions in weapons and sustainment programs across the U.S. military
	**Rear ADM. Lorin Selby (retired)**	• The Navy's foremost expert on disruptive technology and naval engineering, he spearheaded the "Reimagining Naval Power" initiative to accelerate the fielding of unmanned systems and advanced research
	**GEN Frank McKenzie (retired)**	• An expert in high-stakes regional command, he led U.S. Central Command ("CENTCOM") through critical operations including the defeat of the ISIS caliphate
	**GEN Richard D. Clarke (retired)**	• Former Commander of U.S. Special Operations Command, directing the nation's elite SOF across Rangers, SEALs, Green Berets, and Marine Raiders over a 38-year career with 12 combat deployments

Board of Directors



Dr. Mark Esper
27th U.S. Secretary of Defense



Mislav Tolusic
Marlinspike Partners



William Dean Donovan
DiamondStream Partners



Raj Shah
Shield Capital



Darren Liccardo
Catapult Ventures

32

ELROY AIR

Headline: Enter your headline here Sub-Header: Enter your optional sub-heading here Enter your text here Line 2 Line 3 Line 4 33 Note: Image depicts A-to-B autonomous delivery flight in December 2025.

Transaction Details

Illustrative Transaction Overview

Transaction Highlights

- Elroy Air is valued at $800M in pre-money equity value
- Combined company has secured over $171 million of committed capital[6], anchored by IPAM, existing Elroy Air investors including DiamondStream Partners and Snowpoint Ventures, and several new institutional investors
- Existing Elroy Air shareholders will roll 100% of interest and will retain at least ~62% of ownership at close[1]

Sources and Uses

Sources (in millions)	$ Amnt.	% of Total
Elroy Air Rollover Equity	$800	66.6%
Cash-in-Trust[1]	230	19.2%
Total Financing[6]	171	14.2%
Total Sources	**$1,201**	**100.0%**

Uses (in millions)	$ Amnt.	% of Total
Elroy Air Rollover Equity	$800	66.6%
Cash to Elroy Air Balance Sheet[7]	366	30.5%
Paydown of Existing Debt[8]	5	0.4%
Illustrative Transaction Fees and Expenses[9]	30	2.5%
Total Uses	**$1,201**	**100.0%**

Illustrative Ownership at Close

Shareholder (shares in millions)	PF Shares	Ownership %
Elroy Air Equity Rollover[1]	80.0	62.1%
Inflection Point VII Public Shareholders[1][2]	23.0	17.9%
Pre-PIPE & PIPE Investors[3]	17.5	13.6%
Sponsor Shares[4]	8.3	6.5%
Pro Forma Total Shares Outstanding	**128.8**	**100.0%**
Trust Value Per Share[5]		$10.30
Total Equity Value		**$1,327**
Less: Pro Forma Net Cash		(366)
Pro Forma Enterprise Value		**$961**



Elroy Air Equity Rollover
Inflection Point VII Public Shareholders
PIPE Investors
Sponsor Shares
6.5%
13.6%
62.1%
17.9%

Note: dollars and shares are in millions (USD), except per share figures. Percentages may not sum to 100% due to rounding. 1. Assumes 0% redemptions. Total cash-in-trust and cash-in-trust per share values assumed to be $10.00 for illustrative purposes. Does not account for additional expected accrued interest on cash-in-trust, which would increase the trust value per share at closing. Business combination consideration calculated two business days prior to closing. 2. Includes only Class A shares issued in connection with Inflection Point Acquisition Corp. VII. 3. Based on initial $12.00 PIPE and Pre-PIPE conversion price. Includes impact of OID and 6-month accrual of 12% PIK interest on $67M Pre-PIPE component and impact of OID on $100M committed PIPE component funded at close. Does not include the impact of warrants issued in connection with the Pre-PIPE and PIPE. 4. Includes founder shares and private placement shares held by the Sponsor and the underwriters. 5. Assumes that trading price per share at the time of closing to be $10.30 per share. 6. Total Financing includes $4M Bridge Note prior to announcement, $67M of cash funded at announcement via the Pre-PIPE and $100M of cash funded at close via the PIPE. Note, the $67M Pre-PIPE figure represents latest commitments which excludes the indicated upsizing of the Pre-PIPE through a second closing which is set to close after announcement. 7. Does not assume existing cash as of announcement date. Represents cash received by the Company in connection with the transaction. $366M pro forma cash to balance sheet assumes: $171M Total Financing from Bridge Note, Pre-PIPE, and PIPE, up to $230M in cash held in SPAC trust, $5M paydown of existing debt, and $30M of expected transaction expenses. 8. Including redemption premium associated with existing debt surmounting to approximately $5M, which represents a 1.2x premium to the $4M Bridge Note. Excludes $100K of the Bridge Note expected to rollover to the Pre-PIPE vehicle. 9. Illustrative figure based on expected transaction fees and expenses.

35

ELROY AIR

Expects to be Capitalized for Key Milestones Well-defined use of proceeds enables clear path to cash flow positive Note: The anticipated use of proceeds set forth herein represents management's current intentions based on present plans and business conditions. Actual allocation of proceeds may differ materially from current estimates, and management retains broad discretion to adjust spending across categories or to apply proceeds to purposes not currently contemplated. The Company may pursue additional financing opportunities as business needs or market conditions warrant. No assurance can be given that proceeds will be allocated as described or that such allocation will achieve the intended results. $20 – 40 Million Working Capital / CapEx Support balance sheet and operations as business scales $20 – 40 Million Hiring Increase spending on engineering, regulatory approval efforts, sales $20 – 40 Million Research & Development Focus on parallel tracking development program with regulatory approval efforts $50 – 70 Million Production Costs Vehicle production ramp to meet high defense and commercial demand 36

Comparables

15.6x 4.2x 2.4x 2.0x 30.4x 13.7x 7.1x 4.1x 2.5x 8.0x 2.0x 1.0x 0.8x 24.7x N/A 5.9x 3.5x 3.0x Select Valuation Comparables Robust valuation metrics continue to persist amongst favorable sector outlook and opportunity Source: FactSet, Company filings. Market data as of 2/6/26. 1. Pro forma for $600 million convertible offering and ~53 million share common offering on 1/29/26. CY28E and CY29E EV / Revenue Median: 3.3x Median: 1.5x Median: 7.1x Legend: NextGen Aviation Peers CY28E / CY29E NextGen Defense Tech Peers CY28E / CY29E Median: 4.7x (1) 38

Risk Factors Risks Related to Elroy Air's Business Elroy Air is an early-stage company with a history of losses, and it expects to incur significant expenses and continuing losses for the foreseeable future. Elroy Air has a limited operating history which makes evaluating its business and future prospects difficult and may increase the risk of investment. Elroy Air may experience significant delays in the transition to mass production of its aircraft, which could harm Elroy Air's business, results of operations, financial condition and prospects. Elroy Air may experience significant delays in the design, manufacture, certification, and commercial rollout of its aircraft. Elroy Air's business plan requires a significant amount of capital, and its future capital needs may require Elroy Air to issue additional equity or debt securities that may dilute its shareholders or introduce covenants that may restrict its operations. The markets for Elroy Air's products are still in development, and if such markets do not materialize, or grow more slowly than expected, Elroy Air's business could be harmed. Elroy Air's future growth is dependent upon the market's willingness to adopt autonomous aerial cargo systems and the development of supporting infrastructure, and market adoption may be slower than anticipated due to factors including cost, safety perception or the need for operational changes. Elroy Air cannot assure you that it will realize the revenue it expects to generate from the pipeline in the periods it expects to realize such revenue, or at all. If an indicative order is not consummated, or if Elroy Air is otherwise unable to convert the strategic relationships or collaborations into sales revenue, Elroy Air's prospects, results of operations, liquidity and cash flow will be affected. The aircraft market is highly competitive, and Elroy Air may not be successful in competing in this industry. The competitors of Elroy Air may commercialize their technology before Elroy Air, or Elroy Air may not be able to fully capture the first mover advantage that is anticipated. Elroy Air currently relies and will continue to rely on third-party partners to provide parts and components required to manufacture its aircraft, which exposes Elroy Air to a number of risks outside its control. Elroy Air depends on suppliers and service partners for raw materials and certain parts and components, including electronics and batteries, and are exposed to supply chain risks that could materially and adversely affect Elroy Air's business, results of operations, financial condition and prospects. Elroy Air's future success depends on the continuing efforts of its key personnel and its ability to attract and retain highly skilled employees. Aviation Regulatory Risks Elroy Air may be unable to obtain relevant regulatory approvals for the commercialization of its aircraft in the United States or in foreign markets. Regulations related to the unmanned autonomous aircraft industry are evolving in the United States and foreign jurisdictions. Regulatory changes could adversely affect the ability to obtain regulatory approvals necessary to commercialize Elroy Air's aircraft in a timely manner. Commercial operators of Elroy's Aircraft in the United States will need to obtain various FAA approvals to operate the aircraft. These include operational approvals, remote monitor licenses, and airspace access approvals. Delays or challenges associated with customers obtaining these approvals could have a material adverse effect on Elroy Air's ability to sell and market its aircraft. Risks Related to Operations and Safety Crashes, accidents, or incidents involving Elroy Air's aircraft or prototype aircraft could have a material adverse effect on the business. The battery packs in Elroy Air's aircraft use lithium-ion cells, which pose certain safety risks. Elroy Air's aircraft may not perform as expected, which could harm Elroy Air's business and reputation. Elroy Air's aircraft may require maintenance at frequencies or at costs that exceed the initial estimates. 39

Risk Factors (Cont'd) Risks Related to Strategic Relationship and Government Contracts Elroy Air may be subject to risks associated with strategic relationships and may not be able to identify or form strategic relationships in the future. If conflicts arise between Elroy Air and its strategic partners, Elroy Air's business could be adversely affected. Elroy Air expect to conduct a portion of its business pursuant to U.S. government contracts, which are subject to unique risks. Elroy Air's expectations and estimates regarding opportunity and potential demand for its aircraft from defense partners could be incorrect and/or it may be unable to realize expected revenue relating to such potential demand. Risks Related to Technology and Intellectual Property Elroy Air may face technological challenges with respect to electric propulsion, hybrid-system performance and system integration, which could delay or impair its product development and commercialization. Elroy Air may be unable to adequately protect its intellectual property, or third parties may claim that Elroy Air infringes their intellectual property rights. Risks Related to the Proposed Business Combination Past performance by Inflection Point, the SPAC's management team, its and their advisors, and their respective affiliates, including investments and transactions in which they have participated and businesses with which they have been associated, may not be indicative of future performance of an investment in Elroy Air. The consummation of the Proposed Transaction is expected to be subject to a number of conditions and, if those conditions are not satisfied or waived, any definitive agreement relating to the Proposed Transaction may be terminated in accordance with its terms and the Proposed Transaction may not be completed. The ability of the SPAC's shareholders to exercise redemption rights with respect to a large number of outstanding Class A ordinary shares may prevent the SPAC from completing the Proposed Transaction or optimizing its capital structure. The benefits of the Proposed Transaction may not be realized to the extent currently anticipated by Elroy Air and the SPAC, or at all. The ability to recognize any such benefits may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain and expand relationships with customers and suppliers and retain its management and key employees. Elroy Air and the SPAC will incur significant transaction and transition costs in connection with the Proposed Transaction, which could be higher than currently anticipated. Some of the SPAC's executive officers and directors may have conflicts of interest that may influence or have influenced them to support or approve the Proposed Transaction without regard to your interests or in determining whether Elroy Air is an appropriate target for the SPAC's initial business combination. Such persons may receive a positive return on their investment in the SPAC's founder shares and in preferred equity and related securities of the combined company, even if the SPAC's public shareholders experience a negative return on their investment. There are risks to unaffiliated investors by taking Elroy Air public through a business combination rather than through an underwritten offering. Inflection Point and the SPAC cannot assure you that their diligence review has identified all material risks associated with the Proposed Transaction. An active trading market for the combined company's securities may not develop, which may limit your ability to sell such securities. The net cash available to the combined company from the SPAC's trust account with respect to each public share that is not redeemed will be materially less than the price per share implied in the Proposed Transaction. After the closing of the Proposed Transaction, sales of a substantial number of shares of the combined company's stock in the public market by existing shareholders could cause the stock price to decline. After the closing of the Proposed Transaction, a significant number of shares of the combined company's stock will be subject to issuance upon exercise of outstanding warrants, which may result in dilution to the combined company's shareholders. General Risk Factors There can be no assurance that the combined company will be able to meet the initial listing standards of Nasdaq, or following the closing of the Proposed Transaction, continued listing standards of Nasdaq. Elroy Air's business may be adversely affected by global political and macroeconomic challenges, including tariffs, inflation, volatile interest rates, or an economic downturn or recession, as well as geopolitical conflicts and supply chain disruptions. Elroy Air is subject to risks associated with climate change, including physical and transitional risks 40